--------------------------------------------------------------------------------

                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 8, 2003
                                                        (May 7, 2003)
                                                        ---------------

                        Wellsford Real Properties, Inc.
------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Maryland                   1-12917                    13-3926898
-------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


         535 Madison Avenue, New York, New York                 10022
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


                            (212) 838-3400
-------------------------------------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

-------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         99.1 Wellsford Real Properties, Inc. (the "Company") press release issued May 7, 2003, reporting results for the quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

The Company is furnishing under Item 9 of this Current Report on Form 8-K:

          (i) Exhibit 99.1 consists of a copy of the press release issued May 7, 2003 reporting results for the quarter ended March 31, 2003.

     This information is also being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WELLSFORD REAL PROPERTIES, INC.


                                          By:  /s/  James J. Burns
                                             --------------------------
                                             James J. Burns
                                             Senior Vice President, Chief
                                             Financial Officer

Date:  May 8, 2003